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                                                                  EXHIBIT 10.1

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT
                               ------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 31, 1998, is entered into among RIDDELL SPORTS INC., a Delaware corporation (the "Borrower"), each of the Borrower s Material Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"), the Lenders party to the Credit Agreement defined below (the "Lenders"), NBD BANK, as Administrative Agent (the "Administrative Agent") for the Lenders and NATIONSBANK, N.A., as Documentation Agent (the "Documentation Agent") for the Lenders (the Documentation Agent, together with the Administrative Agent, collectively the "Agents"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS
                                    --------

     WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Documentation Agent and the Lenders are parties to that certain Credit Agreement dated as of June 19, 1997 (as may be amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has requested that the Lenders amend the terms of the Credit Agreement; and

     WHEREAS, the Agents and the Lenders have agreed to amend the terms of the Credit Agreement, as more fully set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 AMENDMENTS TO CREDIT AGREEMENT.
          -------------------------------

          1.1 The following new definitions are added to Section 1.1 of the Credit Agreement to read as follows:

     "Adjusted Leverage Ratio" means, as of the end of each fiscal quarter of the Borrower, the ratio of (a) Funded Debt on such date (provided that in calculating the Funded Debt incurred under this Credit Agreement, the amount of such Funded Debt shall be equal to the lowest average 30 day outstanding balance during the most recent prior twelve month period) less cash and Cash Equivalents of the Credit Parties and their Subsidiaries on such date to (b) EBITDA for the twelve month period ending on such date

     "chief financial officer" means the chief financial officer or the chief accounting officer of the Borrower.





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       "Senior Debt Leverage Ratio" means, as of the end of each fiscal quarter, the ratio of (a) the principal balance of all amounts outstanding under this Credit Agreement on such date to (b) EBITDA for the twelve month period ending on such date.


          1.2 Exhibit 7.1(d) to the Credit Agreement is amended and restated in its entirety in the form attached hereto.

          1.3 Sections 7.2(a) and 7.2(b) of the Credit Agreement are amended and restated in their entirety to read as follows:

               (a) As of the end of each fiscal quarter of the Borrower set forth below, the Adjusted Leverage Ratio, the Senior Debt Leverage Ratio and the Coverage Ratio shall satisfy the following minimum and maximum requirements:

 Fiscal Quarter      Maximum          Maximum          Minimum
 Ending              Adjusted         Senior Debt      Coverage
                     Leverage Ratio    Leverage Ratio   Ratio
 -----------------   --------------   ---------------  ---------
 March 31, 1998      7.50 to 1.0      1.50 to 1.0      1.15 to 1.0
 June 30, 1998       7.50 to 1.0      2.00 to 1.0      1.10 to 1.0
 September 30, 1998  6.50 to 1.0      1.00 to 1.0      1.15 to 1.0
 December 31, 1998   6.50 to 1.0      .50 to 1.0       1.15 to 1.0
 March 31, 1999      6.00 to 1.0      1.50 to 1.0      1.15 to 1.0
 June 30, 1999       6.00 to 1.0      2.00 to 1.0      1.15 to 1.0
 September 30, 1999  6.00 to 1.0      1.00 to 1.0      1.15 to 1.0
 December 31, 1999   6.00 to 1.0      .50 to 1.0       1.15 to 1.0
 March 31, 2000      6.00 to 1.0      1.50 to 1.0      1.25 to 1.0
 June 30, 2000       5.75 to 1.0      2.00 to 1.0      1.25 to 1.0
 September 30, 2000  5.50 to 1.0      1.00 to 1.0      1.25 to 1.0
 December 31, 2000   5.50 to 1.0      .50 to 1.0       1.25 to 1.0
 March 31, 2001      5.50 to 1.0      1.50 to 1.0      1.25 to 1.0
 June 30, 2001       5.50 to 1.0      2.00 to 1.0      1.50 to 1.0
 September 30, 2001  5.00 to 1.0      1.00 to 1.0      1.50 to 1.0
 December 31, 2001   5.00 to 1.0      .50 to 1.0       1.50 to 1.0
 March 31, 2002      5.00 to 1.0      1.50 to 1.0      1.50 to 1.0
 June 30, 2002       5.00 to 1.0      2.00 to 1.0      1.50 to 1.0



               (b)  intentionally omitted



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             1.4  A new Section 7.17 is added to the Credit Agreement to read as follows:

          7.17 Clean Down Period, The Credit Parties shall cause the average maximum amount outstanding under this Credit Agreement to be less than or equal to $5,000,000 during at least one 30 day consecutive period within any twelve month period ending on the last day of each fiscal quarter of the Borrower. Notwithstanding the above, the Credit Parties shall not have to adhere to this covenant if for two consecutive fiscal quarters they can satisfy the following Leverage Ratio maximum requirements:

                         Fiscal Quarter           Maximum
                             Ending           Leverage Ratio
                     ----------------------   ----------------

                     March 31, 1998             6.50 to 1.0
                     June 30, 1998              6.50 to 1.0
                     September 30, 1998         5.50 to 1.0
                     December 31, 1998          5.50 to 1.0
                     March 31, 1999             5.50 to 1.0
                     June 30, 1999              5.50 to 1.0
                     September 30, 1999         5.50 to 1.0
                     December 31, 1999          4.50 to 1.0
                     March 31, 2000             4.50 to 1.0
                     June 30, 2000              4.50 to 1.0
                     September 30, 2000         4.50 to 1.0
                     December 31, 2000          3.50 to 1.0
                     March 31, 2001             3.50 to 1.0
                     June 30, 2001              3.50 to 1.0
                     September 30, 2001         3.50 to 1.0
                     December 31, 2001          3.50 to 1.0
                     March 31, 2002             3.50 to 1.0
                     June 30, 2002              3.50 to 1.0
                     September 30, 2002         3.50 to 1.0
                     December 31, 2002          3.50 to 1.0


SECTION 2 AUDIT/INSPECTIONS.
          ------------------
It is understood and agreed by the Credit Parties that the Agents plan to conduct a field audit of the Credit Parties' inventory and accounts receivable, at the expense of the Credit Parties, in conformance with the terms of Section 7.12 of the Credit Agreement.

SECTION 3 CONDITIONS PRECEDENT.
          ---------------------
     3.1 The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

          (a) The Agents shall have received copies of this Amendment duly executed by the Credit Parties, the Agents and the Lenders.



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               (b)  The  Agents shall  have received  copies of  resolutions of the
     Board of Directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

          (c)  The   Agents  shall   have  received   an   opinion,  reasonably
     satisfactory to the Agents, from legal counsel to the Credit Parties.

          (d)  The  Agents  shall  have   received  such  other  documents  and
     information as either deems reasonably necessary.

SECTION 4 MISCELLANEOUS.
          --------------
          4.1 The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

          4.2 The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

          4.3 The Borrower hereby represents and warrants to the Lenders and the Agents that (a) no Default or Event of Default exists and is continuing under the Credit Agreement; (b) all of the representations and warranties made in the Credit Documents are true and correct in all material respects as of the date hereof (noting that Cheer Acquisition Corporation has merged with Varsity Spirit Corporation and changed its name to Varsity Spirit Corporation); and (c) the Borrower has no claims, counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

          4.4 The Guarantors (a) acknowledge and consent to all of the terms and conditions of this Amendment, (b) affirm all of their obligations under the Credit Documents and (c) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder, or if a Guarantor





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      did have any such  claims, counterclaims, offsets, credits or  defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

          4.5 Each of the Borrower, the Guarantors, the Agents and the Lenders party hereto represents and warrants as follows:

               (a)  It  has  taken  all   necessary  action  to  authorize  the
     execution, delivery and performance of this Amendment.

               (b) This Amendment has been duly executed and delivered by such party and constitutes such party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such party of this Amendment.

          4.6 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

          4.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.






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        Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:
                         RIDDELL SPORTS INC.,
                         a Delaware corporation

                         By:   /s/ DAVID GROELINGER
                            ----------------------------------------------
                         Name: David Groelinger
                              --------------------------------------------
                         Title: EVP
                               -------------------------------------------

GUARANTORS:
                         RIDDELL, INC.,
                         a Illinois corporation

                         By:   /s/ DAVID GROELINGER
                            ----------------------------------------------
                         Name: David Groelinger
                              --------------------------------------------
                         Title: EVP
                               -------------------------------------------


                         EQUILINK LICENSING CORPORATION,
                         a Delaware corporation

                         By:   /s/ DAVID GROELINGER
                            ----------------------------------------------
                         Name: David Groelinger
                              --------------------------------------------
                         Title: EVP
                               -------------------------------------------


                         RHC LICENSING CORPORATION,
                         a Delaware corporation

                         By:   /s/ DAVID GROELINGER
                            ----------------------------------------------
                         Name: David Groelinger
                              --------------------------------------------
                         Title: EVP
                               -------------------------------------------


                         RIDMARK CORPORATION,
                         a Delaware corporation

                         By:   /s/ DAVID GROELINGER
                            ----------------------------------------------
                         Name: David Groelinger
                              --------------------------------------------
                         Title: EVP
                               -------------------------------------------



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                         ALL AMERICAN SPORTS CORPORATION,
                         a Delaware corporation

                         By:   /s/ DAVID GROELINGER
                            ----------------------------------------------
                         Name: David Groelinger
                              --------------------------------------------
                         Title: EVP
                               -------------------------------------------


                         VARSITY SPIRIT CORPORATION,
                         a Tennessee corporation

                         By:  /s/ JOHN M. NICHOLS
                            ----------------------------------------------
                         Name: John M. Nichols
                              --------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------

                         VARSITY SPIRIT FASHIONS & SUPPLIES, INC.
                         a Minnesota corporation


                         By:  /s/ JOHN M. NICHOLS
                            ----------------------------------------------
                         Name: John M. Nichols
                              --------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------


                         INTERNATIONAL LOGOS, INC.
                         a Tennessee corporation

                         By:  /s/ JOHN M. NICHOLS
                            ----------------------------------------------
                         Name: John M. Nichols
                              --------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------


                         VARSITY/INTROPA TOURS, INC.
                         a Tennessee corporation

                         By:  /s/ JOHN M. NICHOLS
                            ----------------------------------------------
                         Name: John M. Nichols
                              --------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------


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                         VARSITY USA, INC.
                         a Tennessee corporation

                         By:  /s/ JOHN M. NICHOLS
                            ----------------------------------------------
                         Name: John M. Nichols
                              --------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------


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LENDERS:

                         NBD BANK
                         individually in its capacity as a
                         Lender and in its capacity as Administrative Agent and Collateral Agent

                         By:   /s/ JON P. DADY
                            ----------------------------------------------
                         Name: Jon P. Dady
                              --------------------------------------------
                         Title: First Vice President
                               -------------------------------------------


                         NATIONSBANK, N.A.,
                         individually in its capacity as a Lender and in its capacity as Documentation Agent

                         By: JE-- E. BALL
                            ----------------------------------------------
                         Name: J. E. Ball
                              --------------------------------------------
                         Title: Senior Vice President
                               -------------------------------------------